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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                         April 27, 2006 (April 27, 2006)

                        Education Management Corporation
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             (Exact name of Registrant as Specified in its Charter)

          Pennsylvania                 000-21363               25-1119571
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  (State or other jurisdiction        (Commission             (IRS Employer
of Incorporation or Organization)     File Number)         Identification No.)

                     210 Sixth Avenue, Pittsburgh, PA 15222

        Registrant's telephone number, including area code: (412)562-0900

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS.

        On April 27, 2006, Education Management Corporation (the "Company") announced that it will hold a special meeting of its shareholders on Thursday, May 25, 2006, for the purpose of considering and voting on the adoption of the Agreement and Plan of Merger, dated March 3, 2006, between the Company and EM Acquisition Corporation. In addition, the Company also announced receipt of a written response from the U.S. Department of Education.

        A copy of the press release issued by the Company on April 27, 2006 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

d)   Exhibits.

     99.1:    Press release dated April 27, 2006, issued by the Company.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2006                           EDUCATION MANAGEMENT CORPORATION


                                                By:    /s/ John R. McKernan, Jr.
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                                                Name:  John R. McKernan, Jr.
                                                Title: Chief Executive Officer

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                                  EXHIBIT INDEX

The following is a list of Exhibits furnished with this report:

EXHIBIT NO.   DESCRIPTION
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99.1          Press release dated April 27, 2006, issued by the Company.

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